	Household Home Equity Loan Trust 1999-1

	Distribution Number	52
	Beginning Date of Accrual Period	02/01/04
	End Date of Accrual Period	02/29/04
	Distribution Date	03/22/04
	Previous Distribution Date	02/20/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	4,552,005.42
	Available Distribution Amount	4,497,914.59
	Principal Collections	3,559,453.17
	Interest Collections (net of servicing fee)	938,461.42
	Collections of Interest (net of servicing fee and principal recoveries)	938,461.42
	Principal recovery	-
	Distribution of Interest Collections
	Servicing Fee	54,090.83
	Extra Principal Distribution Amount	-
	Interest Paid	661,952.72
	To Class R	276,508.70

	Distribution of Principal Collections
	Principal Paid to Certificates	3,043,957.51
	Overcollateralization Release Amount	515,495.66

	Pool Balance
	Begin Principal Balance	129,817,984.31
	Adjustments	-
	Principal Collections (including repurchases)	(3,559,453.17)
	Charge-offs	(198,519.06)
	End Principal Balance	126,060,012.08

	Collateral Performance
	Cash Yield (% of beginning balance)	9.17%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.84%
	Net Yield	7.34%
	Realized Losses during the collection period	198,519.06

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	6,558,832.85
	30-59 days number of loans	102
	60-89 days principal balance of loan	999,180.32
	60-89 days number of loans	18
	90+ days number of loans	92
	90+ days principal balance of loan	5,465,856.67

	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	250,584.18
	Principal balance of REO as of the end of the collection period	1,873,332.52

	Overcollateralization Reconcilliation
	Begin OC Amount	24,665,417.02
	Target OC Amount	23,951,402.30
	OC Deficiency	-
	OC Release Amount	515,495.66
	Charge-offs	198,519.06
	End OC Amount	23,951,402.30
	Monthly Excess Cash Flow	276,508.70

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	2,218
	Number of Home Equity Loans outstanding (Ending of Collection Period)	2,166

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.2040581
	Principal Distribution Amount	3,043,957.51
	Principal Collections	3,559,453.17
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	515,495.66

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	21.517870
	2. Principal Distribution per $1,000	18.857718
	3. Interest Distribution per $1,000	2.660152

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	39,846,939.88
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	239,413.70
	6. Class A-3 Interest Paid	239,413.70
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	39,846,939.88
	2. Class A-3 Principal Due	1,697,194.61
	3. Class A-3 Principal Paid	1,697,194.61
	4. Class A-3 Principal Balance, EOP	38,149,745.27

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.37361928
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.302631617

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	15.145154
	2. Principal Distribution per $1,000	10.364622
	3. Interest Distribution per $1,000	4.780532

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	34,149,311.18
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	205,180.44
	6. Class A-4 Interest Paid	205,180.44
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	34,149,311.18
	2. Class A-4 Principal Due	444,849.56
	3. Class A-4 Principal Paid	444,849.56
	4. Class A-4 Principal Balance, EOP	33,704,461.62

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.330084424
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.267368383

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	14.896736
	2. Principal Distribution per $1,000	12.156591
	3. Interest Distribution per $1,000	2.740145

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	14,929,068.19
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	97,412.17
	6. Class M-1 Interest Paid	97,412.17
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	14,929,068.19
	2. Class M-1 Principal Due	432,166.81
	3. Class M-1 Principal Paid	432,166.81
	4. Class M-1 Principal Balance, EOP	14,496,901.38

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	17.912908
	2. Principal Distribution per $1,000	14.269336
	3. Interest Distribution per $1,000	3.643573

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	16,227,248.04
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	119,946.41
	6. Class M-2 Interest Paid	119,946.41
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	16,227,248.04
	2. Class M-2 Principal Due	469,746.53
	3. Class M-2 Principal Paid	469,746.53
	4. Class M-2 Principal Balance, EOP	15,757,501.51

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of Household Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	Bank One, National Association as Trustee, does hereby certify with respect to the
	information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on March 22, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 19th day of March, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer